INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 8

to the

AIRBUS A330-900 AIRCRAFT AND A350-900 AIRCRAFT

PURCHASE AGREEMENT

Dated as of November 24, 2014

between

AIRBUS S.A.S.

and

DELTA AIR LINES, INC.

This Amendment No. 8 (this “Amendment”), is entered into as of October 30, 2018, by and between AIRBUS S.A.S organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31707 Blagnac-Cedex, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the state of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).

WHEREAS, the Buyer and the Seller entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated as of November 24, 2014, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer wishes to purchase and the Seller agrees sell ten (10) additional A330-900 aircraft subject to the terms and conditions contained herein;

WHEREAS, the Buyer and the Seller agree to amend the Scheduled Delivery Period of ten (10) A350-900 Aircraft subject to the terms and conditions contained herein; and

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WHEREAS, the Buyer and the Seller agree to amend the Scheduled Delivery Period of two (2) A330-900 Aircraft subject to the terms and conditions contained herein,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS.

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.DEFINITIONS
1.1    Clause 0 of the Agreement is hereby amended to add the following terms:

2014 A330-900 Aircraft: Any or all of the twenty-five (25) A330-900 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as of 2014.

2018 A330-900 Aircraft: Any or all of the ten (10) A330-900 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as amended by Amendment No. 8 in 2018. For information, such Aircraft bear Rank numbers from and including Rank 51 to and including Rank 60.

1.2    Clause 0 of the Agreement is hereby amended to delete the definition of A330-300 Standard Specification,A330neo Standard Specification Freeze, New Engine Option Changes, and Sharklets.

1.3     Clause 0 of the Agreement is hereby amended such that the definitions of A330-900 Aircraft and A330-900 Standard Specification are amended and restated in their entirety as follows to read:

A330-900 Aircraft – any or all of the A330-900 model aircraft to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed thereon upon Delivery in or on such aircraft including the A330-900 Propulsion System installed thereon upon Delivery. All references in the Agreement to A330-900neo Aircraft shall be deemed to be references to A330-900 Aircraft.

A330-900 Standard Specification - means the A330-900 standard specification document [***].

2.SALE AND PURCHASE

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Clause 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

The Seller shall sell and deliver, and the Buyer shall buy and take delivery of thirty-five (35) firmly ordered A330-900 Aircraft and twenty-five (25) firmly ordered A350-900 Aircraft, subject to the terms and conditions contained in the Agreement.

UNQUOTE

3.SPECIFICATION
Clauses 2.1.1 and 2.1.2 of the Agreement are hereby amended and restated to read in their entirety as follows:

QUOTE

2.1.1    Aircraft Specification

The A330-900 Aircraft shall be manufactured in accordance with the corresponding A330-900 Standard Specification, as may have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A-3.

    2.1.2        Propulsion Systems

The A330-900 Aircraft shall be equipped with a set of two (2) Rolls-Royce Trent 7000[***] engines (the “A330-900 Propulsion Systems”), with a nominal thrust of [***] lbf.

The above-mentioned A330-900 Propulsion Systems designation is based upon information received from the Propulsion Systems Manufacturer and remains subject to any modification that may be imposed by the Propulsion Systems Manufacturer on the Seller and/or the Buyer.

UNQUOTE

4.PRICE

Clause 3.1.1 of the Agreement is amended and restated to read in its entirety as follows”

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QUOTE

3.1.1
The base price of the A330-900 Aircraft (the “A330-900 Aircraft Base Price”) is the sum of:
(i)The base price of the A330-900 Aircraft corresponding to the A330-900 Standard Specification, including the A330-900 Propulsion Systems (excluding Buyer Furnished Equipment), which is:
US$ [***] (US dollars – [***]),

and

(ii)The base price of the preliminary Specification Change Notices, as listed in Exhibit A-3, which for budgetary purposes can be estimated at:
US$ [***] (US dollars – [***])

UNQUOTE

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5.DELIVERY SCHEDULE

5.1    The Parties agree to add ten 2018 A330-900 Aircraft to the Agreement. [***]
5.2    A350-900 Rescheduling
5.2.1    The Parties agree to amend the Scheduled Delivery Periods of the Rescheduled A350-900 Aircraft [***]:
(i)[***], and
(ii)[***], and
(iii)[***], and
(iv)[***], and
(v)[***], and
(vi)[***], and
(vii)[***].

5.2.2    Predelivery Payments paid by the Buyer and held by the Seller in respect of Rescheduled A350-900 Aircraft [***].

5.3    Subject to the conditions of Clause 5.5 hereunder, the Parties agree to amend the Scheduled Delivery Periods of the two (2) A330-900 Aircraft [***]. The Aircraft referred to in the immediately preceding sentence shall be referred to as the “[***]”.
5.4    As a result of the changes set out Clauses 5.1, 5.2 and 5.3 above, Clause 9.1.1 of the Agreement is deleted in its entirety and is replaced with the following:

QUOTE
9.1.1 [***]

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Rank	CAC ID	Aircraft type	Scheduled Delivery Period	Rank	CAC ID	Aircraft type	Scheduled Delivery Period
1	[***]	[***]	[***]	41	[***]	[***]	[***]
2	[***]	[***]	[***]	42	[***]	[***]	[***]
3	[***]	[***]	[***]	43	[***]	[***]	[***]
4	[***]	[***]	[***]	44	[***]	[***]	[***]
5	[***]	[***]	[***]	45	[***]	[***]	[***]
6	[***]	[***]	[***]	46	[***]	[***]	[***]
7	[***]	[***]	[***]	47	[***]	[***]	[***]
8	[***]	[***]	[***]	48	[***]	[***]	[***]
9	[***]	[***]	[***]	49	[***]	[***]	[***]
10	[***]	[***]	[***]	50	[***]	[***]	[***]
11	[***]	[***]	[***]	51	[***]	[***]	[***]
16	[***]	[***]	[***]	52	[***]	[***]	[***]
17	[***]	[***]	[***]	53	[***]	[***]	[***]
18	[***]	[***]	[***]	54	[***]	[***]	[***]
19	[***]	[***]	[***]	55	[***]	[***]	[***]
21	[***]	[***]	[***]	56	[***]	[***]	[***]
23	[***]	[***]	[***]	57	[***]	[***]	[***]
26	[***]	[***]	[***]	58	[***]	[***]	[***]
27	[***]	[***]	[***]	59	[***]	[***]	[***]
14	[***]	[***]	[***]	60	[***]	[***]	[***]
15	[***]	[***]	[***]	20	[***]	[***]	[***]
29	[***]	[***]	[***]	12	[***]	[***]	[***]
30	[***]	[***]	[***]	13	[***]	[***]	[***]
34	[***]	[***]	[***]	22	[***]	[***]	[***]
35	[***]	[***]	[***]	24	[***]	[***]	[***]
36	[***]	[***]	[***]	25	[***]	[***]	[***]
37	[***]	[***]	[***]	28	[***]	[***]	[***]
38	[***]	[***]	[***]	31	[***]	[***]	[***]
39	[***]	[***]	[***]	32	[***]	[***]	[***]
40	[***]	[***]	[***]	33	[***]	[***]	[***]

UNQUOTE

5.5    [***]
5.5.1    [***]

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5.5.2 [***]
If
(i)    [***] and
(ii)    [***],
[***].
5.5.3    [***]
If
(i)[***] or
(ii)[***]
(iii)[***].

5.5.4    [***]

6.SUPPORT
6.1    Clause 15.1.1 of the Agreement is amended and restated to read in its entirety as follows
QUOTE

15.1.1    In addition to the services of Seller customer support representative(s) (each a “Seller Representative”), provided by the Seller in prior agreement between the Seller and the Buyer, the Seller shall provide [***] to the Buyer [***] of exclusive services of a Seller Representative(s) at the Buyer’s main base or such other locations as the parties may agree at Delivery of the first Aircraft.
UNQUOTE

6.2    Annex A to Clause 16 of the Agreement is amended and restated to read in its entirety as set out in Annex 1.

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7.EXHIBITS AND LETTER AGREEMENTS
7.1    Exhibits
(i)Exhibit A-1 to the Agreement is amended and restated to read in its entirety as set out in Annex 2.
(ii)Exhibit A-3 to the Agreement is amended and restated to read in its entirety as set out in Annex 3.

7.2     Letter Agreements
(i)Letter Agreement No. 1 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 1 dated as of the date hereof.
(ii)Letter Agreement No. 2 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 2 dated as of the date hereof.
(iii)Amended and Restated Letter Agreement No. 4 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 4 dated as of the date hereof.
(iv)Amended and Restated Letter Agreement No. 5 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 5 dated as of the date hereof.
(v)Amended and Restated Letter Agreement No. 8 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 8 dated as of the date hereof.
(vi)Letter Agreement No. 10 to the Agreement is deleted in its entirety and is replaced with Amended and Restated Letter Agreement No. 10 dated as of the date hereof.
(vii)[***] in its entirety and is replaced with the [***], dated as of the date hereof.
8.EFFECT OF THE AMENDMENT
(a)the Agreement will be deemed amended to the extent herein provided, and, will continue in full force and effect,
(b)this Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment, and
(c)the Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

9.CONFIDENTIALITY
This Amendment and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.

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10.GOVERNING LAW
10.1    THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.
10.2 It is agreed that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this Amendment.
11.ASSIGNMENT
This Amendment and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.

12.COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of     which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                            Very truly yours,

                            AIRBUS S.A.S.

By : /s/ Benoit de Saint-Expéry
Its : Vice President Contracts Negotiation

Agreed and Accepted

DELTA AIR LINES, INC.

By : /s/ Gregory A. May
Gregory A. May
Its : Senior Vice President – Fleet & Technical Procurement

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Annex 1 to Amendment 8

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered Aircraft, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided [***].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller within a period [***].

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

1.FLIGHT OPERATIONS TRAINING
1.1Flight Crew Training (standard transition course)
The Seller shall provide flight crew training (standard transition course) [***].

1.2Flight Crew Line Initial Operating Experience
The Seller shall provide to the Buyer pilot Instructor(s) [***].

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [***] pilot Instructors.

1.3Type Specific Cabin Crew Training Course
The Seller shall provide to the Buyer [***] type specific training for cabin crews for [***].

1.4Airbus Training Credits
[***]

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Annex 1 to Amendment 8

1.5Airbus Simulator and APT Trainer Availability
[***]

2.PERFORMANCE / OPERATIONS COURSE(S)
The Seller shall provide to the Buyer [***] of performance / operations training [***] for the Buyer’s personnel.

3.MAINTENANCE TRAINING
3.1    The Seller shall provide to the Buyer [***] of maintenance training [***] for the Buyer’s personnel which may be used for any maintenance course in the Seller’s Customer Services Catalogue.
3.2    The Seller shall provide to the Buyer [***].

4.TRAINEE DAYS ACCOUNTING
Trainee days are counted as follows:

4.1    For instruction at the Seller’s Training Centers: [***]. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.
4.2    For instruction outside of the Seller’s Training Centers: [***]. Seller Instructor equals the actual number of trainees attending the course or [***].
4.3    For structure maintenance training courses outside the Seller’s Training Center(s), [***].
4.4    For practical training, whether on training devices or on aircraft, [***] trainee days.

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Annex 2 to Amendment 8

Exhibit A-1

A330-900 AIRCRAFT STANDARD SPECIFICATION

The A330-900 Standard Specification is contained in a separate folder.

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Annex 3 to Amendment 8
[***]

[***]

[***]

[***]

[***]

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